UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2005

THE STEAK n SHAKE COMPANY
(Exact name of registrant as specified in its charter)

Indiana	000-08445	37-0684070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

36 South Pennsylvania Street, Suite 500 Indianapolis, Indiana 46204
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code		(317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

    On May 16, 2005, The Steak n Shake Company (the "Registrant" or "Company") issued a Press Release announcing its fiscal year 2005 second quarter results. The Registrant's earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. In addition the press release contained matters discussed under Item 4.02 below.

    The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission ("the SEC").  This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.  By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review

In light of the views expressed by the Office of the Chief Accountant of the SEC and following announcements that other restaurant companies were revising their accounting practices for leases, the Company's management conducted a review of its accounting policies applicable to leases, leasehold improvements, rent commencement, deferred rent, and other items. The Company has determined that its accounting for certain leases was not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). As a result of this determination, and after consultation with its independent auditors, Deloitte and Touche, LLP, the Company's management recommended to the Audit Committee of the Board of Directors that a restatement was necessary. The Audit Committee concluded on May 11, 2005 that the Company will restate its previously filed consolidated financial statements for the fiscal years ended 2002 through 2004 and for the first quarter of fiscal 2005 to comply with existing interpretations of GAAP. As a result, the annual financial statements ended September 29, 2004, September 24, 2003, and September 25, 2002, contained in the Company's annual report on Form 10-K filed on December 6, 2004, and related reports of its independent registered public accounting firm, and interim financial statements contained in the Company's quarterly reports on Form 10-Q for the period ended December 22, 2004 filed on January 28, 2005, should no longer be relied upon.

The Company will restate its prior period financial statements as a result of the following:

Historically, when accounting for ground leases with renewal options, the Company depreciated its buildings over a period of 25 years (estimated economic life of buildings). In certain cases, the term of 25 years included both the initial lease term and certain renewal option periods under the lease. The Company recorded rent expense from the rent commencement date through the initial term of the lease. The Company will restate its financial statements to recognize rent expense on a straight-line basis over the lease term including any additional cancelable option periods where failure to exercise such options would result in a significant economic penalty.

Additionally, the Company had recognized rent expense for its operating leases using a lease term that commenced when rent payments began, which generally coincided with a point in time near the date the Company’s restaurants opened. This generally had the effect of excluding the restaurant build-out period (during which the Company typically made no rent payments) from the calculation of the period over which rent was expensed. The Company has determined that, under GAAP, it should have recognized rent expense over a lease term that included the build-out period, which, in most cases, will cause rent expense to be recognized sooner than previously reported. The Company will restate its financial statements to recognize rent expense beginning in the build-out period.

The Company has also determined that certain build-to-suit leases should have been treated as sale leaseback transactions to more fully reflect the provisions of Statement of Financial Accounting Standards No. 98, "Accounting for Leases" and Emerging Issues Task Force 97-10, "The Effect of Lessee Involvement in Asset Construction". Under an interpretation of the statement, the Company was determined to have continued involvement in the property, which required the proceeds from these build-to-suit leases to have been accounted for as a "finance obligations," reflected as a liability and amortized over the life of the related lease. The related assets should be depreciated over their estimated useful lives. The Company will restate its financial statements to record the lease payments as interest expense and debt repayment, as opposed to rent expense. In addition, the Company will record additional depreciation expense for the related assets.

The total estimated impact of the adjustments reduced the Company's net income for the fiscal years ended September 29, 2004, September 24, 2003, and September 25, 2002 by $71,000, $78,000 and $97,000 respectively. Additionally, beginning retained earnings for the fiscal year ended September 25, 2002 were reduced by $537,000. These estimates are subject to change as the Company's independent registered public accounting firms complete their reviews.

There is no evidence that these adjustments to certain prior period financial statements are attributable to any material non-compliance by the Company, or are a result of any misconduct with any financial reporting requirements under securities laws. The Company expects to amend the Annual Report on Form 10 - K for the year ended September 29, 2004 and the Interim Report on Form 10 - Q for the quarter ended December 22, 2004, with the SEC to include any restated financial statements prior to the filing of the second quarter fiscal 2005 Form 10-Q, which is due by May 23, 2005. The Company's Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company's independent registered public accounting firm, Deloitte & Touche, LLP.

Item 9.01. Financial Statements and Exhibits

    (c)      Exhibits

    99.1    Press Release, dated May 16, 2005, issued by Registrant

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE STEAK n SHAKE COMPANY

                                                                  By:    /s/ Jeffrey A. Blade

                                                                                  Jeffrey A. Blade,

                                                                                  Senior Vice President and Chief Financial Officer

                                                                                  Dated: May 16, 2005